Other (Losses)/Gains-Net (Tables)	12 Months Ended
Dec. 31, 2022
Other Income (Losses) Net [Abstract]
Schedule of Other (Losses)/Gains-Net	Other (Losses)/Gains—net

	Year Ended December 31,
	2020	2021	2022
	RMB’000	RMB’000	RMB’000
Net foreign exchange (losses)/gains	(6,772)	(3,309)	9,629
Investment income from investments at fair value through profit and loss (iii)	—	—	1,711
Investment income from wealth management products (ii)	672	436	140
Other (losses)/gains (i)	—	(7,093)	953
	(6,100)	(9,966)	12,433

(i)
The Group incurred a loss of RMB 7.0 million due to a phishing incident experienced in May 2021 which resulted in the Group remitting such amount to an account set up by the phishers rather than to one of the Group’s vendors. No loss of company data nor any loss or compromise of third-party information has been discovered. The Group filed an insurance claim and during the year ended December 31, 2022 recovered RMB 1.0 million (USD 0.1 million) from its cyber insurance provider.
(ii)
Investment income from wealth management products is based on discounted cash flows using their expected returns. Changes in fair value of these financial assets are recorded in other (losses)/gains – net in the consolidated statements of loss. The Group had no balance of investments from wealth management products at December 31, 2021 or 2022 (see Note 17(b)).
(iii)
Investment income from investments at fair value through profit and loss represent investment gains from money market investments included in cash equivalents (see Notes 3.3 and 17(b)).